Other non-current assets	12 Months Ended
Dec. 31, 2014
Other non-current assets
Other non-current assets

18.Other non-current assets

On August 1, 2013, the Company launched an RMB20,000 employee interest-free housing loan program. In 2014, the Company expanded the housing loan pool to RMB40,000. Employees other than executive officers and senior management personnel who meet certain requirements may apply for such loans subject to approval by the Company. Each loan to each employee has a cap of RMB500 and is repayable within three to five years. The Company accounts for employee interest-free loans in accordance with ASC subtopic 835-30, Imputation of Interest, whereby the effective interest rate is applied and the difference between the present value of the loan receivables and the cash loaned to the employees is regarded as employee compensation. Over the term of the loans, the loan receivables are accreted to its face value with interest income recognized in the same amount. As of December 31, 2013 and 2014, the Company has granted loans amounting to RMB12,772 and RMB26,911 (US$4,337) with terms of five years, respectively, of which RMB10,218 and RMB15,288(US$2,464) were non-current, respectively.

Management evaluated the collectability of the loans granted and concluded that the risk of default was remote. Therefore, no allowance was provided as of December 31, 2013 and 2014, respectively. The remaining balances included in other non-current assets are comprised mainly of long-term rental deposits of RMB9,319 and RMB29,034(US$4,679) as of December 31, 2013 and 2014, respectively, and prepayments to purchase equipment with an amount of RMB3,065 and RMB11,595(US$1,869) as of December 31, 2013 and 2014, respectively.